UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

July 28, 2026

Date of Report (Date of earliest event reported)

CBIZ, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-32961	22-2769024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5959 Rockside Woods Blvd. N., Suite 600

Independence, Ohio 44131

(Address of principal executive offices, including zip code)

216-447-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CBZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

Voluntary Rescission Offer

CBIZ, Inc. (the “Company”, “we”, “us” or “our”) has discovered that it inadvertently purchased and delivered from October 16, 2023 to April 15, 2026 up to 481,049 shares of its common stock (the “Eligible Shares”) in excess of the number of shares available under its 2007 Employee Stock Purchase Plan (as amended from time to time, the “ESPP”) and registered on Form S-8 registration statements. On July 28, 2026, the Company’s board of directors (the “Board”) approved the Company making a voluntary rescission offer to current and former eligible participants who acquired Eligible Shares pursuant to the ESPP between October 16, 2023 and April 15, 2026 (“Eligible Participants”). There have been no additional purchases under the ESPP since April 15, 2026.

As discussed further below, the Company believes that the failure to register a sufficient number of shares of common stock under the ESPP and the planned voluntary rescission offer will not have a material impact on its results of operations, financial condition, or liquidity, and that the Company’s previously issued consolidated financial statements fairly present, in all material respects, the financial condition, results of operations and cash flows of the Company for all periods presented in accordance with U.S. generally accepted accounting principles. Further, because the ESPP was an open-market plan, Eligible Shares purchased and delivered thereunder were acquired on the open market at current market prices, and treasury stock and total shares of common stock authorized, issued, and outstanding were not impacted for any prior period.

The voluntary rescission offer will give Eligible Participants the option to either (i) sell their Eligible Shares to the Company for the discounted ESPP price (i.e., at 15% discount to market price) paid by each such Eligible Participant for the applicable Eligible Shares, plus statutory interest, but only if the Company’s common stock is worth less than the discounted ESPP price paid by the Eligible Participant for the Eligible Shares, plus interest, at the end of the rescission offer period, and/or (ii) if an Eligible Participant previously sold their Eligible Shares for a loss, be paid the difference between the discounted ESPP price paid by such applicable Eligible Participant for the Eligible Shares and the price the applicable Eligible Participant received when they sold such Eligible Shares, plus statutory interest.

If all Eligible Participants elect to participate in the voluntary rescission offer, the Company could be required to make aggregate payments of up to approximately $20.2 million (calculated as of June 30, 2026), which includes estimated statutory interest. The actual aggregate payments may be lower depending on the number of Eligible Participants who elect to participate in the voluntary rescission offer. In addition, the Company will also incur costs relating to tax reimbursement and third-party expenses.

The Company currently intends to make the voluntary rescission offer to the Eligible Participants in the third quarter of 2026. The description in this report of the voluntary rescission offer does not purport to be complete and is qualified in its entirety by reference to the full text of the applicable documents that the Company intends to file with the Securities and Exchange Commission (the “SEC”) in connection with the voluntary rescission offer, which documents would provide, among other things, the terms, duration and conditions of the voluntary rescission offer.

This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Material Weaknesses in Internal Control Over Financial Reporting

The Company determined that the total number of shares of common stock purchased and delivered pursuant to the ESPP to plan participants exceeded the amount authorized under the ESPP and previously registered on Form S-8 registration statements and resulted in an obligation to remediate this matter. In connection with evaluating the impact of the purchase and delivery of the Eligible Shares and the planned voluntary rescission offer, management identified a material weakness in the Company’s internal control over financial reporting relating to the administration of the ESPP (the “ESPP Material Weakness”). In the evaluation, the Company determined that it did not effectively design and implement controls to ensure share purchases and deliveries associated with the ESPP did not exceed the amount authorized under the ESPP and registered with the SEC.

Further, during the fourth quarter of 2025, the Company completed certain organizational reporting changes which resulted in a realignment and re-aggregation of certain reporting units in both the Financial Services and Benefits and Insurance Services practice groups, which resulted in new reporting units that align the internal reporting structure with the services provided by these practice groups. The Company’s reportable segments and overall number of reporting units did not change as a result of the organizational reporting changes. However, the reporting units within the segments were impacted by the organizational reporting changes. In connection with the controls assessment for the quarter ended June 30, 2026, management identified a material weakness in the Company’s internal control over financial reporting relating to its goodwill reassignment among reporting units for purposes of impairment assessment, which under U.S. GAAP directs that goodwill should be assigned to the affected reporting units based on their relative fair value before the realignment. Management determined that the Company did not maintain the accounting expertise necessary to apply the relevant technical accounting literature and effectively design and implement internal controls over the non-routine goodwill reassignment among reporting units (the “Goodwill Material Weakness,” and together with the ESPP Material Weakness, the “Material Weaknesses”).

The control deficiencies relating to the ESPP Material Weakness resulted in immaterial revisions as further described below for the quarter ended March 31, 2026. The control deficiencies relating to the Goodwill Material Weakness did not have any impact on, or result in any impairment to, the goodwill reported on the Company’s consolidated financial statements for the year ended December 31, 2025 and for the three and six months ended June 30, 2026. However, the Material Weaknesses created a reasonable possibility that a material misstatement to the consolidated financial statements would not be prevented or detected on a timely basis. Therefore, as a result of the Material Weaknesses, management concluded that the Company’s internal control over financial reporting was not effective as of December 31, 2025.

Plan for Remediation of the Material Weaknesses

The Company is committed to addressing the Material Weaknesses and has begun to implement changes designed to improve its internal control over financial reporting and to remediate the Material Weaknesses. With respect to the ESPP Material Weakness, the Company will enhance, redesign and implement new controls designed to ensure the cumulative share purchases, deliveries and compliance are within authorized share limits. With respect to the Goodwill Material Weakness, the Company will enhance the design of its goodwill review controls, including ensuring professionals with the technical U.S. GAAP knowledge, experience, and training necessary are utilized when accounting for complex, non-routine and infrequently occurring accounting matters.

As management continues to evaluate and enhance the Company’s internal control over financial reporting, it may take additional measures to address control deficiencies or modify certain remediation activities described above. The identified Material Weaknesses will not be considered remediated until the applicable remediated controls have operated for a sufficient period of time and management has concluded, through testing, that such controls are operating effectively.

Non-Reliance on Previously Issued Internal Control Reports

As a result of the Material Weaknesses, on July 28, 2026, the Audit Committee of the Board determined, based on the recommendation of management and in consultation with the Company’s independent registered public accounting firm KPMG LLP, that management’s conclusions on internal control over financial reporting and related disclosure controls and procedures as of December 31, 2025 included in Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on February 26, 2026 (as amended on March 2, 2026, the “2025 Form 10-K”) should no longer be relied upon. Additionally, KPMG LLP’s opinion on the Company’s internal control over financial reporting as of December 31, 2025 included within the Report of Independent Registered Public Accounting Firm in the 2025 Form 10-K should no longer be relied upon. For the avoidance of doubt, KPMG LLP has not withdrawn its opinion on the Company’s consolidated financial statements included in the 2025 Form 10-K, which can still be relied upon.

The Company expects to file a second amendment to the 2025 Form 10-K (the “Form 10-K Amendment”). The Company expects that the Form 10-K Amendment will, among other things, include the correction of management’s previous determinations that the Company’s internal control over financial reporting and related disclosure controls and procedures were effective as of the period covered by the report. The Company expects to report on the Material Weaknesses, as well as any related remediation efforts. The Company further expects that the Form 10-K Amendment will amend and restate KPMG LLP’s Report of Independent Registered Public Accounting Firm to express an adverse opinion on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2025 associated with the material weaknesses.

Immaterial Revisions of Consolidated Financial Statements

In accordance with the guidance in Staff Accounting Bulletin (“SAB”) No. 99, Materiality, and SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements, the Company determined, after an evaluation of both quantitative and qualitative factors, that the purchase and delivery of the Eligible Shares did not have a material impact on the results of operations or financial position for any of the Company’s historical annual or interim periods. However, management concluded that, as a result of the purchase and delivery of the Eligible Shares, immaterial revisions should be made to the Company’s historical condensed consolidated financial statements for the quarter ended March 31, 2026. Accordingly, the Company expects to present revisions to the previously issued interim financial information for the three months ended March 31, 2026 in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026, as follows:

	Three Months Ended March 31, 2026
	As Previously Reported	Adjustment	As Adjusted
Condensed Consolidated Balance Sheet Line Items:
Other current liabilities	$70,002	$11,943	$81,945
Total current liabilities	$655,902	$11,943	$667,845
Deferred income taxes, net	$29,577	$(3,118)	$26,459
Total non-current liabilities	$2,079,882	$(3,118)	$2,076,764
Total liabilities	$2,735,784	$8,825	$2,744,609
Retained earnings	$1,173,178	$(8,825)	$1,164,353
Total stockholders’ equity	$1,894,176	$(8,825)	$1,885,351

	Three Months Ended March 31, 2026
	As Previously Reported	Adjustment	As Adjusted
Condensed Consolidated Statements of Comprehensive Income Line Items:
Corporate general and administrative expenses	$29,568	$11,943	$41,511
Income before income tax expense	$226,472	$(11,943)	$214,529
Income tax expense	$64,860	$(3,118)	$61,742
Net income	$161,612	$(8,825)	$152,787
Earnings per share - basic	$2.63	$(0.14)	$2.49
Earnings per share - diluted	$2.63	$(0.14)	$2.49

	Three Months Ended March 31, 2026
	As Previously Reported	Adjustment	As Adjusted
Condensed Consolidated Statements of Cash Flow Line Items:
Net income	$161,612	$(8,825)	$152,787
Deferred income taxes	$14,660	$(3,118)	$11,542
Other liabilities	$6,599	$11,943	$18,542
Net cash used in operating activities	$(25,515)	$—	$(25,515)

The control deficiencies relating to the Goodwill Material Weakness did not have any impact on, or result in any impairment to, the goodwill reported in the Company’s consolidated financial statements for the year ended December 31, 2025 and for the three and six months ended June 30, 2026.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical fact included in this report are forward-looking statements. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Forward-looking statements are commonly identified by the use of such terms and phrases as “will,” “could,” “can,”

“may,” “strive,” “hope,” “intend,” “believe,” “estimate,” “continue,” “plan,” “expect,” “project,” “anticipate,” “outlook,” “foreseeable future,” “seek” and words or phrases of similar import in connection with any discussion of future operating or financial performance.

From time to time, we may also provide oral or written forward-looking statements in other materials we release to the public. Any or all of our forward-looking statements in this report and in any other public statements that we make are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. Such risks and uncertainties include, but are not limited to: our ability to maintain effective internal control over financial reporting and disclosure controls and procedures, including ability to remediate our material weaknesses in our internal control over financial reporting; payments on accounts receivable may be slower than expected, or amounts due on receivables or notes may not be fully collectible; our business could be adversely affected if the non-attest business assets we acquired, or the attest assets CBIZ CPAs acquired, from Marcum LLP (“Marcum”) do not perform to our expectations or we underestimate the liabilities we have assumed; we are dependent on the services of our executive officers, and other key employees, the loss of any of whom may have a material adverse effect on our business, financial condition and results of operations; our profitability could suffer if we are not able to effectively utilize our employees, maintain operational efficiencies or manage our cost structure; restrictions imposed by independence requirements and conflict of interest rules, as well as the nature and terms of our current administrative service agreements, limit our ability to provide services to clients of the attest firms with which we have contractual relationships and the ability of such attest firms to provide attestation services to our clients; our goodwill and other intangible assets could become impaired, which could lead to material non-cash charges against earnings and a material impact on our results of operations and financial condition; certain liabilities resulting from acquisitions are estimated and could lead to a material impact on our results of operations; we may fail to realize the anticipated benefits of acquisitions, or they may prove disruptive and could result in the combined business failing to meet our expectations; claims or adverse publicity could harm our brand, reputation and ability to compete and attract and retain clients, talent and future acquisition targets; we may not be able to acquire and finance additional businesses, which could limit our ability to pursue our business strategy; we will incur transaction, integration, and restructuring costs in connection with our acquisition program; governmental regulations and interpretations are subject to changes, which could have a material adverse effect on our financial condition; uncertainty in the current economic and geopolitical environment could lead to declines in demand for certain of our services; changes in the United States healthcare environment, including new healthcare legislation, may adversely affect the revenue and margins in our healthcare benefit business; we are subject to risks relating to processing customer transactions for our payroll and other transaction processing businesses; cyberattacks or other security breaches involving our computer systems or the systems of one or more of our vendors could materially and adversely affect our business; we are subject to risk as it relates to software that we license from third parties; we are reliant on information processing systems and any failure or disruptions of these systems could have a material adverse effect on our business, financial condition and results of operations; we could be held liable for errors and omissions; the business services industry is competitive and fragmented, if we are unable to compete effectively, our business, financial condition and results of operations could be negatively impacted; failure to maintain our reputation and brand could impact our ability to attract and retain clients, employees and future acquisition targets, and may have a material adverse effect on our business, financial condition and results of operations; we are dependent on our existing client base and our ability to retain and expand our relationships with those clients; our clients may terminate our engagements with little or no notice and without penalty, which may result in unexpected declines in our revenue or unexpected costs; given our levels of share-based compensation, our tax rate may vary significantly depending on our stock price; we may be subject to the actions of activist stockholders; rapid technological changes could significantly impact our competitive position, client relationships and operating results and our ability to realize the anticipated benefits of our acquisition of the non-attest business assets and liabilities of Marcum and CBIZ CPAs P.C.’s purchase of substantially all of Marcum’s attest business assets (the “Marcum Transaction”); the widespread outbreak of a communicable illness or any other public health crisis could adversely affect our business, financial condition and results of operations; we require a significant amount of cash for interest payments on our debt and to expand our business as planned; terms of our amended and restated credit agreement providing for $2.0 billion in senior secured credit facilities, consisting of a $1.4 billion term loan and $600 million revolving credit facility, could adversely affect our ability to run our business and/or reduce stockholder returns; our failure to satisfy covenants in our debt instruments could cause a default under those instruments; our increased leverage following the Marcum Transaction may adversely impact our business; we may be more sensitive to revenue fluctuations than other companies, which could result in fluctuations in the market price of our common stock; the significant number of shares issuable as the stock consideration in the Marcum Transaction may adversely impact our stock price; the future issuance of additional shares could adversely affect the price of our common stock; and there is volatility in our stock price.

Such forward-looking statements can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. Should one or more of these risks materialize, or should the underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated, projected or implied. Consequently, no forward-looking statement can be guaranteed. Our actual future results may vary materially. All forward-looking statements made in this report are made only as of the date hereof, and we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. You are advised, however, to consult any further disclosures we make on related subjects in the current, quarterly, periodic and annual reports we file with the SEC. Also note that we provide a cautionary discussion of the risks, uncertainties and possibly inaccurate assumptions relevant to our businesses in “Item 1. Business” and “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, as amended. These are factors that we think could cause our actual results to differ materially from expected and historical results. Other factors besides those described here could also adversely affect our operating or financial performance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2026	CBIZ, Inc.

	By:	/s/ Jaileah X. Huddleston
Name: Jaileah X. Huddleston
Title: Senior Vice President, Chief Legal Officer, and Corporate Secretary

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